Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of May 30, 2018 (this “Amendment”) to the Credit Agreement (as defined below), among Visteon Corporation (the “Borrower”), each signatory hereto under the heading “GUARANTORS” on the signature pages hereto (collectively, the “Guarantors” and, each, individually, a “Guarantor”), each lender under the Credit Agreement party hereto (collectively, the “Lenders” and, each, individually, a “Lender”) and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, reference is made to that certain Credit Agreement, dated as of April 9, 2014 (as amended by that certain Waiver and Amendment No. 1 to Credit Agreement, dated as of March 25, 2015, Amendment No. 2 to Credit Agreement, dated as of March 24, 2017, Amendment No. 3 to Credit Agreement, dated as of November 14, 2017, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent; and

WHEREAS, the Credit Agreement permits the Borrower, pursuant to Section 2.21 thereof, to obtain Specified Refinancing Debt from any Lender or Additional Lender in respect of all of the Term Loans outstanding under the Credit Agreement; and

WHEREAS, the Borrower intends to incur Specified Refinancing Debt from any Lender or Additional Lender in respect of all of the Term Loans outstanding under the Credit Agreement; and

WHEREAS, pursuant to Section 2.21 the Borrower intends to (i) incur a new term loan facility (the “Refinancing Term Facility”) in an aggregate principal amount of $350,000,000 (any Term Loans resulting therefrom are herein referred to as the “New Term Loans”), together with other funds available to the Borrower, to repay all Term Loans outstanding immediately prior to the Amendment No. 4 Effective Date (as defined below) (the “Original Term Loans”) and pay accrued interest thereon and (ii) make such other modifications to the Credit Agreement as described herein; and

WHEREAS, subject to the terms and conditions set forth herein, each Party hereto who has delivered a signature page as a Lender has agreed to provide New Term Loans (each such Person who is a Term Lender holding Original Term Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term Lender”; each such Person who is not a Continuing Term Lender, an “Additional Term Lender”; and each Continuing Term Lender and Additional Term Lender, a “New Term Lender”) in the amount (such amount, a “New Term Commitment”) set forth next to its name on a schedule maintained by the Administrative Agent (the “Refinancing Term Loan Allocation Schedule”) (or to convert all (or such lesser amount as the Amendment No. 4 Arrangers (as defined in the Amended Credit Agreement (as defined below)) may allocate) of its Original Term Loans into New Term Loans (such converted Original Term Loans, the “Converted Term Loans” and any such conversion of Original Term Loans into New Term Loans being referred to herein as an “Amendment No. 4 Refinancing Conversion”)); and

WHEREAS, each of the Lenders party hereto has agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided (as so amended, the “Amended Credit Agreement”); and

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Definitions. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this Amendment.

ARTICLE II

REFINANCING LOANS

Section 2.01    New Term Loans.

(a)    Subject to the terms and conditions set forth herein, on the Amendment No. 4 Effective Date, each New Term Lender agrees to fund a New Term Loan in a principal amount not to exceed such New Term Lender’s New Term Commitment as set forth on the Refinancing Term Loan Allocation Schedule.

(b)    The aggregate principal amount of the New Term Loans shall be $350,000,000.

(c)    The New Term Loans will be used to refinance the Original Term Loans and, together with cash on hand, pay fees and expenses related to the Amendment.

(d)    The final maturity date of the New Term Loans shall be March 24, 2024 and the New Term Loans shall not be subject to amortization before such date.

(e)    The Applicable Rate for the New Term Loans shall be 1.75% per annum for Eurodollar Rate Loans and 0.75% per annum for Base Rate Loans.

(f)    If the Borrower (A) makes a voluntary prepayment of any New Term Loans pursuant to Section 2.05(a) of the Amended Credit Agreement in connection with a Repricing Transaction, (B) makes a prepayment of any New Term Loans pursuant to Section 2.05(b)(iii)(A) of the Amended Credit Agreement in connection with a Repricing Transaction, or (C) replaces a Lender pursuant to Section 3.07(a) of the Amended Credit Agreement for failing to consent to any departure, waiver, amendment or modification constituting a Repricing Transaction, in each case prior to the six month anniversary of the Amendment No. 4 Effective Date, the Borrower shall pay to the Administrative Agent, for the ratable account of the applicable New Term Lenders, a prepayment premium in an amount equal to 1.0% of the principal amount prepaid (or, in the case of clause (C) above, an amount equal to 1.0% of the principal amount of New Term Loans repaid or required to be assigned in connection with such replacement).

(g)    Subject to the terms and conditions set forth herein, on the Amendment No. 4 Effective Date, each Continuing Term Lender agrees to convert all (or such lesser amount as the Amendment No. 4 Arrangers may allocate) of its Original Term Loans into Converted Term Loans. Without limiting the generality of the foregoing, each Continuing Term Lender shall have a commitment to acquire New Term Loans in the amount of Original Term Loans then held by such Continuing Term Lender. Each party hereto acknowledges and agrees that notwithstanding any such conversion, each such Continuing Term Lender shall be entitled to receive payment on the Amendment No. 4 Effective Date of the unpaid fees (if any) and interest accrued to such date with respect to all of its Original Term Loans.

(h)    Each New Term Lender, by delivering its signature page to this Amendment and funding (or converting its Original Term Loans into) New Term Loans on the Amendment No. 4 Effective

Date, shall be deemed to have acknowledged receipt of, and consented to and approved this Amendment, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any class of Lenders on the Amendment No. 4 Effective Date. The commitments of the New Term Lenders are several, and no New Term Lender shall be responsible for any other New Term Lender’s failure to make New Term Loans.

(i)    Subject to the terms and conditions set forth herein, effective as of the Amendment No. 4 Effective Date, for all purposes of the Loan Documents, (i) the New Term Commitments shall constitute “Term Commitments” and “Commitments”, (ii) the New Term Loans shall constitute “Term Loans” and “Loans” and (iii) each New Term Lender shall become an “Additional Lender”, a “Term Lender” and a “Lender” (if such New Term Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of a New Term Loan, a Term Loan).

(j)    Any Lender holding Original Term Loans immediately prior to the Amendment No. 4 Effective Date that is not a New Term Lender is referred to herein as an “Exiting Term Lender”. In the event any Lender is a Continuing Term Lender but receives an allocation of New Term Loans in an amount less than the amount of its Original Term Loans, such Lender shall be considered an Exiting Term Lender with the respect to the difference between the amount of its Original Term Loans and the allocated amount of its New Term Loans.

(k)    The Original Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term Lenders pursuant to Section 3.05 of the Credit Agreement)) with the proceeds of the New Term Loans and other funds available to the Borrower. The Borrower shall, on the Amendment No. 4 Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the Amendment No. 4 Effective Date, all interest, fees and other amounts accrued to the Amendment No. 4 Effective Date with respect to the Original Term Loans, whether or not such Original Term Loans are converted pursuant to this Amendment.

(l)    All other terms not described herein and relating to the New Term Loans shall be the same as the terms of the Original Term Loans under the Credit Agreement as in effect immediately prior to the Amendment No. 4 Effective Date.

(m)    The obligation of each New Term Lender to make New Term Loans on the Amendment No. 4 Effective Date is subject to the satisfaction of the conditions to effectiveness set forth in Article IV hereof.

ARTICLE III

OTHER AMENDMENTS TO THE CREDIT AGREEMENT

Section 3.01    Other Amendments to the Credit Agreement. Effective as of the Amendment No. 4 Effective Date, the Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 in the appropriate alphabetical order:

““Amendment No. 4” means Amendment No. 4 to this Agreement, dated as of May 30, 2018, among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.”

““Amendment No. 4 Arrangers” means each of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Sumitomo Mitsui Banking Corporation, in their respective capacities as joint lead arrangers and/or joint bookrunners under the Amendment No. 4 Engagement Letter.”

““Amendment No. 4 Effective Date” means May 30, 2018, the date on which the conditions precedent set forth in Section 4.01 of Amendment No. 4 were satisfied or waived.”

““Amendment No. 4 Engagement Letter” means the Credit Agreement Amendment Engagement Letter, dated as of May 30, 2018, among the Amendment No. 4 Arrangers and the Borrower.”

““Amendment No. 4 Term Commitment” means, in the case of each Amendment No. 4 Term Lender, the amount set forth opposite such Amendment No. 4 Term Lender’s name on the Refinancing Term Loan Allocation Schedule (as defined in Amendment No. 4) maintained by the Administrative Agent. The aggregate amount of the Amendment No. 4 Term Commitments as of the Amendment No. 4 Effective Date is $350,000,000.”

““Amendment No. 4 Term Facility” means, at any time, the aggregate amount of Amendment No. 4 Term Loans of all Amendment No. 4 Term Lenders at such time.”

““Amendment No. 4 Term Lender” means, at any time, any Lender that has an Amendment No. 4 Term Commitment or holds an Amendment No. 4 Term Loan at such time.”

““Amendment No. 4 Term Loans” means the Loans made by the Amendment No. 4 Term Lenders pursuant to their respective Amendment No. 4 Term Commitments.”

““Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.”

““Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.”

““Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.”

““PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.”

(b)    The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause “(d)” therein, (ii) changing clause (e) to clause (f); and (iii) adding a new clause (e) thereto to read in its entirety as follows:

“(e)     with respect to the Amendment No. 4 Term Loans, 1.75% per annum for Eurodollar Rate Loans and 0.75% per annum for Base Rate Loans.”

(c)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

““Capitalized Lease Obligations” means, as applied to any Person, all obligations of such Person under leases of property that have been or should be, in accordance with GAAP, recorded as capitalized leases of such Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP; provided that any change in GAAP after the Closing Date (including, but not limited to, the issuance by the Financial Accounting Standards Board of an Accounting Standards Update on February 25, 2016) will not cause any obligation (including, without limitation, those related to operating leases or similar leases of such Person existing as of the Closing Date or any operating lease or similar lease entered into by such Person after the Closing Date) that was not or would not have been a Capitalized Lease Obligation prior to such change to be deemed a Capitalized Lease Obligation following such change.”

““Facility” means, the Initial Term Facility, the Amendment No. 2 Term Facility, the Amendment No. 3 Term Facility, the Amendment No. 4 Term Facility, any Incremental Term Facility, any other Tranche of Term Commitments or Term Loans, the Initial Revolving Credit Facility, the Amendment No. 2 Revolving Credit Facility, any other Tranche of Revolving Credit Commitments, the Letter of Credit Sublimit and any other Facility hereunder, as the context may require.”

““Loan Documents” means, collectively, (i) this Agreement, (ii) Amendment No. 1, (iii) Amendment No. 2, (iv) Amendment No. 3, (v) Amendment No. 4, (vi) the Notes, (vii) the Guaranty, (viii) the Collateral Documents, (ix) any Pari Passu Intercreditor Agreement and any Other Intercreditor Agreement, (x) any Extension Amendment, (xi) any joinder agreement entered into pursuant to Section 2.14, 2.15 or 2.16, (xii) any Refinancing Amendment and (xiii) any letter of credit application, and any other document, agreement and instrument entered into by any L/C Issuer and the Borrower (or any Restricted Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit; but specifically excluding Secured Hedge Agreements and Secured Cash Management Agreements.”

““Maturity Date” means: (a) (i) with respect to the Initial Revolving Credit Facility, the earlier of (x) April 9, 2019 and (y) the date of termination in whole of the Initial Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Section 2.06(a) or 8.02 and (ii) with respect to the Amendment No. 2 Revolving Credit Facility, the earlier of (x) March 24, 2022 and (y) the date of termination in whole of the Amendment No. 2 Revolving Credit Commitments (including in respect of L/C Credit Extensions) pursuant to Section 2.06(a) or 8.02, (b) (i) with respect to the Initial Term Facility, the earliest of (x) April 9, 2021, (y) the date of termination in whole of the Initial Term Commitments pursuant to Section 2.06(a) prior to any Term Borrowing and (z) the date that the Initial Term Loans are declared due and payable pursuant to Section 8.02, (ii) with respect to the Amendment No. 2 Term Facility, the earliest of (x) March 24, 2024 and (y) the date that the Amendment No. 2 Term Loans are declared due and payable pursuant to Section 8.02, (iii) with respect to the Amendment No. 3 Term Facility, the earliest of (x) March 24, 2024 and (y) the date that the Amendment No. 3 Term Loans are declared due and payable pursuant to Section 8.02 and (iv) with respect to the Amendment No. 4 Term Facility, the earliest of (x) March 24, 2024 and (y) the date that the Amendment No. 4 Term Loans are declared due and payable pursuant to Section 8.02, (c) with respect to any Tranche of Extended Term Loans or Extended Revolving Commitments, the final maturity date as specified in the applicable Extension Amendment, (d) with respect to any Specified Refinancing Term Loans or Specified Refinancing Revolving Credit Commitments, the final maturity date as specified in the applicable Refinancing Amendment, (e) with respect to any Incremental Term Facility, the final maturity date as specified in the applicable amendment to this Agreement in respect of such Facility and (f) with respect to any Tranche of Loans or Commitments modified pursuant to a Loan Modification, the final maturity date as specified in the applicable amendment to this Agreement in respect of such modified Loan or Commitment; provided, in each case, that if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.”

““Repricing Transaction” means (a) the incurrence of any Indebtedness by the Borrower or any of its Subsidiaries (including any new or additional term loans under this Agreement) the primary purpose of which is to reduce the yield of the Amendment No. 4 Term Loans (or any other new term loans that the Administrative Agent and the Borrower agree shall be subject to the provisions hereof), (i) having an effective interest rate margin or weighted average yield (as reasonably determined by the Administrative Agent consistent with generally accepted financial practices in consultation with the Borrower, after giving effect to, among other factors, interest rates, margins, upfront or similar fees, recurring periodic fees in substance equivalent to interest, original issue discount or Eurodollar Rate or Base Rate floors shared with all lenders or holders thereof, but excluding the effect of any arrangement, commitment, underwriting, structuring, syndication or similar fees payable in connection therewith that are not shared with all lenders or holders thereof) that is less than the effective interest rate margin for, or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower on the same basis) of, the Amendment No. 4 Term Loans (or any other new term loans that the Administrative Agent and the Borrower agree shall be subject to the provisions hereof) and (ii) the proceeds of which are used to prepay or repay, in whole or in part, principal of the Amendment No. 4 Term Loans (including by converting all or any portion of the Amendment No. 4 Term Loans into such Indebtedness) and (b) any amendment, waiver or other modification to this Agreement which would have the effect of and the primary purpose of which would be reducing the effective interest rate margin for, or weighted average yield (as reasonably determined by the Administrative Agent in consultation with the Borrower on the same basis) of, the Amendment No. 4 Term Loans (or any other new term loans that the Administrative Agent and the Borrower agree shall be subject to the provisions hereof) (other than, in each case, any such transaction or amendment or modification accomplished together with the substantially concurrent refinancing of all Facilities hereunder in connection with a Change of Control or a Transformative Acquisition).”

““Term Commitment” means, as to each applicable Term Lender, (i) its Initial Term Commitment, if any, (ii) its Amendment No. 2 Term Commitment, if any, (iii) its Amendment No. 3 Term Commitment, if any, (iv) its Amendment No. 4 Term Commitment, if any, (v) its Incremental Commitment in the form of an Incremental Term Facility, if any, (vi) its Specified Refinancing Term Commitment, if any, (vii) its commitment to provide Extended Term Loans, if any, (viii) its commitment to provide Term Loans with the same terms and conditions modified on the same day pursuant to a Loan Modification, if any, and (ix) without duplication of the foregoing, its commitment to provide Term Loans in connection with a Term Facility Increase, if any, in each case as the context may require.”

““Term Loan” means an Initial Term Loan, an Amendment No. 2 Term Loan, an Amendment No. 3 Term Loan, an Amendment No. 4 Term Loan, an Incremental Term Loan, an Extended Term Loan, a Specified Refinancing Term Loan or a Term Loan modified pursuant to Loan Modification, as the context may require.”

““Tranche” (a) with respect to Term Loans or Term Commitments, refers to whether such Term Loans or Term Commitments are (1) Initial Term Loans or Initial Term Commitments, (2) Amendment No. 2 Term Loans or Amendment No. 2 Term Commitments, (3) Amendment No. 3 Term Loans or Amendment No. 3 Term Commitments, (4) Amendment No. 4 Term Loans or Amendment No. 4 Term Commitments, (5) Incremental Term Facilities or Incremental Term Loans with the same terms and conditions made on the same day, (6) Extended Term Loans or Extended Term Tranches (of the same series), (7) Specified Refinancing Term Loans or Specified Refinancing Term Commitments (of the same series) or (8) Term Loans or Term Commitments with the same terms and conditions modified on the same day pursuant to a Loan Modification and (b) with respect to Revolving Credit Loans or Revolving Credit Commitments, refers to whether such Revolving Credit Loans or Revolving Credit Commitments are (1) Initial Revolving Credit Commitments or Initial Revolving Credit Loans, (2) Amendment No. 2 Revolving Credit Commitments or Amendment No. 2 Revolving Credit Loans, (3) Extended Revolving Commitments or Extended Loans under such Extended Revolving Commitment (of the same series), (4) Specified Refinancing Revolving Loans or Specified Refinancing Revolving Credit Commitments (of the same series) or (5) Revolving Credit Loans or Revolving Credit Commitments with the same terms and conditions modified on the same day pursuant to a Loan Modification.”

(d)    Clause (c) of Section 1.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)    Notwithstanding anything to the contrary contained herein, all financial covenants, basket amounts and ratios contained herein or in any other Loan Document shall be calculated (i) without giving effect to any election under FASB ASC 825 (or any similar accounting principle) permitting a Person to value its financial liabilities at the fair value thereof and (ii) without giving effect to any changes in GAAP after the Closing Date that would require lease obligations that were treated as operating leases under GAAP as in effect on the Closing Date to be classified and accounted for as capital leases or otherwise reflected as Indebtedness on the Borrower’s consolidated balance sheet or in the financial statements to be delivered pursuant to Section 6.01, in each case, on a prospective or retroactive basis or otherwise.”

(e)    Clause (a) of Section 2.01 of the Credit Agreement is hereby amended by adding a new subclause (iv) to read in its entirety as follows:

“(iv)     Subject to the terms and conditions set forth in Amendment No. 4, each Amendment No. 4 Term Lender severally agrees to make a single loan denominated in Dollars to the Borrower on the Amendment No. 4 Effective Date in an aggregate amount not to exceed such Amendment No. 4 Term Lender’s Amendment No. 4 Term Commitment. Amounts borrowed under this Section 2.01(a)(iv) and subsequently repaid or prepaid may not be reborrowed. Amendment No. 4 Term Loans may be Base Rate Loans or Eurodollar Rate Loans as further provided herein. The Amendment No. 4 Term Commitments shall automatically terminate upon the making of the Amendment No. 4 Term Loans on the Amendment No. 4 Effective Date.”

(f)    Subclause (a)(iii) of Section 2.05 of the Credit Agreement is hereby amended by replacing the reference to “Amendment No. 3 Effective Date” thereto with “Amendment No. 4 Effective Date”.

(g)    Clause (a) of Section 2.07 of the Credit Agreement is hereby amended by adding a new subclause (iv) to read in its entirety as follows:

“(iv)     The Amendment No. 4 Term Facility shall not be subject to amortization prior to the Maturity Date of the Amendment No. 4 Term Facility.”

(h)    Subclause (e)(vi) of Section 2.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi)     the All-In Yield applicable to the Incremental Term Loans of each Tranche shall be determined by the Borrower and the applicable New Lenders and shall be set forth in each applicable joinder agreement; provided that, at any time on or prior to the twelve month anniversary of the Amendment No. 4 Effective Date, with respect to any Incremental Term Loans of any Tranche secured on a pari passu basis in right of payment and security with the Obligations, the All-In Yield applicable to such Incremental Term Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Amendment No. 4 Term Loans plus 50 basis points per annum unless the interest rate (together with, as provided in the proviso below, the Eurodollar Rate or Base Rate floor) with respect to the Amendment No. 4 Term Loans is increased so as to cause the then applicable All-In Yield under this Agreement on the Amendment No. 4 Term Loans to equal the All-In Yield then applicable to the Incremental Term Loans, minus 50 basis points; provided that any increase in All-In Yield to any existing Amendment No. 4 Term Loan due to the application of a Eurodollar Rate or Base Rate floor on any Incremental Term Loan shall be effected solely through an increase in (or implementation of, as applicable) any Eurodollar Rate or Base Rate floor applicable to such existing Amendment No. 4 Term Loan; and”

(i)    Section 5.14 of the Credit Agreement is hereby amended by labeling the existing paragraph clause “(a)” and adding a new clause (b) to read its entirety as follows:

“(b)     As of the Amendment No. 4 Effective Date, the information in the Beneficial Ownership Certification is true and correct in all respects.”

(j)    Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (f), (ii) replacing the period at the end of clause (g) with “; and” and (iii) adding a new clause (h) to read in its entirety as follows:

“(h)    promptly following any request therefor, deliver to the Administrative Agent or any Lender, as applicable, information and documentation reasonably requested by the Administrative Agent or such Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws.”

(k)    Section 6.03 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (c), (ii) replacing the period at the end of clause (d) with “; and” and (iii) adding a new clause (e) to read in its entirety as follows:

“(e)    of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.”

(l)    The first sentence of Section 9.13 of the Credit Agreement is hereby amended and restated as the following:

“None of the Lenders, the Arrangers, the Amendment No. 2 Arrangers, the Amendment No. 2 RCF Documentation Agents, the Amendment No. 3 Arrangers, the Amendment No. 4 Arrangers

or other Persons identified on the facing page or signature pages of this Agreement as a “joint lead arranger,” or “joint bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.”

(m)    Article IX of the Credit Agreement is hereby amended by adding a new section 9.16 to read in its entirety as follows:

“Section 9.16    Lender Representations with Respect to ERISA.

(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:

(i)    such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the L/C Advances, the Commitments or the L/C Commitments,

(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement,

(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement, or

(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)    In addition, unless subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that:

(i)    none of the Administrative Agent or any other Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto),

(ii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)    the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)    no fee or other compensation is being paid directly to the Administrative Agent or any other Agent or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the L/C Advances, the Commitments, the L/C Commitments or this Agreement.

(c)    The Administrative Agent and each other Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the L/C Advances, the Commitments, the L/C Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the L/C Advances, the Commitments or the L/C Commitments for an amount less than the amount being paid for an interest in the Loans, the L/C Advances, the Commitments or the L/C Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.”

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

Section 4.01    Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the first date (such date, the “Amendment No. 4 Effective Date”) when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of (or waived by) the Administrative Agent:

(a)    Execution and Delivery of this Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor party hereto, each New Term Lender and the Administrative Agent, duly executed counterparts of this Amendment.

(b)    Borrowing Request. The Administrative Agent shall have received from the Borrower a Committed Loan Notice in substantially the form of Exhibit A-1 to the Credit Agreement in accordance with the terms of the Credit Agreement.

(c)    Secretary’s Certificates. The Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Loan Parties and (ii) a certificate executed by a Responsible Officer of each of the Loan Parties dated the Amendment No. 4 Effective Date, substantially in the form of the certificate delivered in connection with Amendment No. 3, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of each of the Loan Parties and attaching (A) a true and complete copy of the organizational documents of each of the Loan Parties, including all amendments thereto, as in effect on the Amendment No. 4 Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws or other governing documents of each of the Loan Parties as in effect on the Amendment No. 4 Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the board of directors (or other similar governing body), of each of the Loan Parties authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(d)    Legal Opinions. The Administrative Agent shall have received (i) an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and the Guarantors and (ii) an opinion of Dickinson Wright PLLC, local counsel to Visteon Global Technologies, Inc., a Michigan corporation, each addressed to the Administrative Agent and the Lenders on the Amendment No. 4 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent.

(e)    Fees and Expenses. (i) The Administrative Agent and the Amendment No. 4 Arrangers shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, but not limited to, the reasonable and documented out-of-pocket fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent and the Amendment No. 4 Arrangers, for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 4 Effective Date (or as otherwise reasonably agreed to by the Borrower) and (ii) the Borrower shall have paid to any of the Amendment No. 4 Arrangers fees in amounts as may have been previously agreed in writing between the Borrower and such Amendment No. 4 Arranger to be received on the Amendment No. 4 Effective Date.

(f)    Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article V hereof shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.

(g)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (f) of this Section 4.01.

(h)    Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower (after giving effect to the consummation of the transactions contemplated by this Amendment) substantially in the form of Exhibit G to the Credit Agreement.

(i)    KYC Information.

(i)    Upon the reasonable request of any Lender made at least ten Business Days prior to the Amendment No. 4 Effective Date, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five Business Days prior to the Amendment No. 4 Effective Date.

(ii)    At least five Business Days prior to the Amendment No. 4 Effective Date, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered a Beneficial Ownership Certification in relation to the Borrower.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.01    Representations and Warranties. In order to induce the Lenders to consent to the amendments contained herein, the Borrower and each other Loan Party represent and warrant to each Lender party hereto as set forth below:

(a)    The representations and warranties set forth in Article V of the Amended Credit Agreement and each other Loan Document (as so amended) are, in each case, true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, prior to the Amendment No. 4 Effective Date.

(b)    This Amendment constitutes a legal, valid and binding obligation of the Borrower and each other Loan Party, enforceable against the Borrower and each other Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.

(c)    The Borrower and each of the Loan Parties have all requisite corporate or other organizational power and authority to enter into this Amendment and to perform their respective obligations under this Amendment and the Amended Credit Agreement.

(d)    As of the Amendment No. 4 Effective Date (and giving effect to this Amendment), no Event of Default or Default has occurred and is continuing or, solely as of the Amendment No. 4 Effective Date, will result from the consummation of the transactions contemplated by this Amendment and the Amended Credit Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.01    Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 6.02    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 6.03    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 6.04    Governing Law. The governing law and jurisdiction provisions of Section 10.15 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

Section 6.05    Fees and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the Loan Documents referred to herein or contemplated hereby, including, but not limited to, the reasonable and documented fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent, in each case, to the extent required by, and in accordance with, Section 10.04 of the Credit Agreement.

Section 6.06    Waiver of Right to Trial by Jury. The waiver of jury trial provisions of Section 10.16 of the Credit Agreement shall apply mutatis mutandis to this Amendment.

Section 6.07    Reaffirmation; Grant of Liens.

(a)    Each Loan Party reaffirms as of the Amendment No. 4 Effective Date its covenants and agreements contained in the Credit Agreement and each other Loan Document to which it is a party and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such covenants and agreements, and the terms of each of the Loan Documents to which it is a party, except as modified by this Amendment on the Amendment No. 4 Effective Date are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect. Each of the Loan Parties hereby further confirms its respective prior pledges and grants of security interests under and subject to the Loan Documents to which it is a party, and confirms, agrees and acknowledges that, notwithstanding the consummation of this Amendment, such prior guarantees, pledges, and grants of security interests are not affected or impaired in any manner whatsoever and shall continue to be in full force and effect and shall also guarantee and secure all obligations as amended and reaffirmed pursuant to the Credit Agreement and this Amendment. Each of the Loan Parties confirms, acknowledges and agrees that the Lenders and the New Term Lenders are “Lenders” and “Secured Parties” for all purposes under the Loan Documents. For the avoidance of doubt, each Loan Party hereby reaffirms the provisions of Section 2 of the Security Agreement, dated April 9, 2014 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, each Guarantor party thereto and the Administrative Agent, and agrees that all references in the Security Agreement to the “Secured Obligations” shall include the New Term Loans.

(b)    As security for the payment or performance, as the case may be, in full of the Secured Obligations (as defined in the Security Agreement), each of the Borrower and each Guarantor party hereto (i) hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in its right, title and interest in and to the Collateral (as defined in the Security Agreement) and (ii) hereby authorizes the Administrative Agent to file, at any time or from time to time, one or more UCC financing or continuation statements, and amendments thereto, including, without limitation, one or more UCC financing statements indicating that such financing statements cover all assets or all personal property, whether now owned or hereafter acquired (or words of similar effect) of the undersigned, in each case without the signature of the undersigned, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause in clause (i) of this Section 6.07(b). The security interest granted herein shall be subject to the terms, covenants and conditions set forth in the Security Agreement.

(c)    Each Loan Party further confirms that, as amended by this Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified, approved and confirmed in all respects.

Section 6.08    Entire Agreement. This Amendment, the other Loan Documents and any separate letter agreements, solely to the extent with respect to fees payable to the Administrative Agent and any Amendment No. 4 Arranger, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 6.09    Effects of this Amendment.

(a)    On and after the Amendment No. 4 Effective Date, the rights and obligations of the parties to the Credit Agreement shall be governed by the Amended Credit Agreement. All references to the Credit Agreement in any document, instrument, agreement or writing shall be deemed to refer to the Amended Credit Agreement.

(b)    Other than as specifically provided herein, this Amendment shall not operate as an amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the terms of the Amended Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Amendment). This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document and the Credit Agreement shall continue in full force and effect as amended by this Amendment.

Section 6.10    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the applicable terms and provisions of the Credit Agreement (and, following the Amendment No. 4 Effective Date, the Amended Credit Agreement).

[Signature Pages Follow]

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

VISTEON CORPORATION, as Borrower

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement]

GUARANTORS:

VISTEON ELECTRONICS CORPORATION

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON GLOBAL TREASURY, INC.

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON SYSTEMS, LLC

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement]

VISTEON EUROPEAN HOLDINGS, LLC

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON GLOBAL ELECTRONICS, INC.

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

VISTEON EUROPEAN ELECTRONICS, INC.

By:	/s/ Jennifer L. Pretzel
	Name:	Jennifer L. Pretzel
	Title:	Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Timothy Jones
	Name:	Timothy Jones
	Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

CITIBANK, N.A., as an Additional Term Lender

By:	/s/ Timothy Jones
	Name:	Timothy Jones
	Title:	Vice President

[Signature Page to Amendment No. 4 to Credit Agreement]

TERM LOAN SIGNATURE PAGES ARE ON FILE WITH ADMINISTRATIVE AGENT